SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2006

                              ___________________

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                        0-17771               75-2243266
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
incorporation or organization)                               identification no.)

          Six Harrison Street
          New York, New York                                         10013
    (Address of principal executive                               (Zip code)
               offices)

       Registrant's telephone number, including area code: (201) 604-4402

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

      On April 25, 2006, Franklin Credit Management Corporation (the "Company") issued a press release announcing its financial results for the full year and quarter ended December 31, 2005. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.     Description

99.1 Press Release, dated April 25, 2006, entitled "Franklin Credit Management Reports Full Year and Fourth Quarter 2005 Earnings."


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, Franklin Credit Management Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 25, 2006

                                       FRANKLIN CREDIT MANAGEMENT
                                       CORPORATION

                                       By: /s/ Paul D. Colasono
                                           --------------------
                                           Name:  Paul D. Colasono
                                           Title: Chief Financial Officer and
                                                  Executive Vice President